UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): June 15, 2006

DOBI MEDICAL INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-32523	98-0222710
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1200 MacArthur Boulevard
Mahwah, New Jersey	07430
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (201) 760-6464

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

DOBI MEDICAL INTERNATIONAL, INC.

June 15, 2006

Item 8.1 Other Events.

The Company incurred a “net operating loss” totaling $658,894 for the month of May 2006, as such term is defined in Section 4.20 of the Securities Purchase Agreement, dated as of April 28, 2006, pursuant to which the Company conducted a private placement of convertible debentures due August 2007 and common stock purchase warrants to select institutional investors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOBI MEDICAL INTERNATIONAL, INC.
Date: June 15, 2006	By: /s/ Michael R. Jorgensen Michael R. Jorgensen Authorized Signatory